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                                                                    EXHIBIT 23.3

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the use of our reports dated September 12, 1998, with respect to the consolidated financial statement of IC Works, Inc., included in the Current Report on Form 8-K/A, of Cypress Semiconductor Corporation, dated March 24, 1999 and incorporated by reference in this Amendment No. 4 to the Registration Statement (Form S-3) and related Prospectus of Cypress Semiconductor Corporation.


                                            /s/ ERNST & YOUNG LLP

San Jose, California

March 26, 1999